POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24 day of June, 2004.

/s/ Matthew D.L. Deutsch__________

Matthew D.L. Deutsch

Trustee

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Matthew D.L. Deutsch, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of June, 2004.

/s/ David Messinger_____

Notary Public

My commission expires: DAVID M. MESSINGER

NOTARY PUBLIC OF NEW JERSEY

MY COMMISSION EXPIRES JULY 17, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24 day of June, 2004.

/s/ Jason W. Frey_________________

Jason W. Frey

Trustee

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Jason W. Frey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24 day of June, 2004.

/s/ David Messinger_____

Notary Public

My commission expires: DAVID M. MESSINGER

NOTARY PUBLIC OF NEW JERSEY

COMMISSION EXPIRES JULY 17, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act f 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24 day of June, 2004.

/s/ Jenny Roberts_________________

Jenny Roberts

Trustee

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Jenny Roberts, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24 day of June, 2004.

/s/ David Messinger_____

Notary Public

My commission expires: DAVID M. MESSINGER

NOTARY PUBLIC OF NEW JERSEY

MY COMMISSION EXPIRES JULY 17, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 24 day of June, 2004.

ATTEST:

FRANK FUNDS

By: /s/ Brian J. Frank________

By: /s/ Alfred C. Frank___________

      Brian J. Frank, Secretary

      Alfred C. Frank, President

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Alfred C. Frank, President and Brian J. Frank, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24 day of June, 2004.

/s/ David Messinger_________

Notary Public

My commission expires: DAVID M. MESSINGER

NOTARY PUBLIC OF NEW JERSEY

MY COMMISSION EXPIRES JULY 17, 2008

CERTIFICATE

The undersigned, President of Frank Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 24, 2004, and is in full force and effect:

" WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  June 24, 2004

/s/ Alfred C. Frank___________

Alfred C. Frank, President

Frank Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of June, 2004.

/s/ Alfred C. Frank______________

Alfred C. Frank

Trustee

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS____

)

Before me, a Notary Public, in and for said county and state, personally appeared Alfred C. Frank, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29 day of June, 2004.

/s/ Charles Bensley_____

Notary Public

My commission expires: CHARLES BENSLEY

Notary Public

State of New Jersey

My Commission Expires Dec 20, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Frank Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29 day of June, 2004.

/s/ Brian J. Frank________________

Brian J. Frank

Treasurer

STATE OF NEW JERSEY

)

)

ss:

COUNTY OF MORRIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Brian J. Frank, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29 day of June, 2004.

/s/ Charles Bensley_____

Notary Public

My commission expires: CHARLES BENSLEY

Notary Public

State of New Jersey

My Commission Expires Dec 20, 2008

488020.1